                                                                    Exhibit 99.1
                        COMMON STOCK PURCHASE AGREEMENT

                                  by and among

                           SIGHT RESOURCE CORPORATION

                                      and

                     THE PERSONS LISTED ON EXHIBIT A HERETO

                            Dated as of May 31, 2001

                               TABLE OF CONTENTS

 ARTICLE I DEFINITIONS.....................................................    2
    Section 1.01 Definitions..............................................     2

 ARTICLE II PURCHASE AND SALE OF THE SHARES................................    3
    Section 2.01 Purchase and Sale of the Shares..........................     3

 ARTICLE III MERGER........................................................    4
    Section 3.01 Merger Agreement.........................................     4

 ARTICLE IV CONDITIONS TO CLOSING..........................................    4
    Section 4.01 Mutual Conditions to Closing.............................     4
    Section 4.02 Conditions to Purchaser's Obligations....................     4
    Section 4.03 Conditions to Company's Obligations......................     6

 ARTICLE V REPRESENTATIONS AND WARRANTIES..................................    6
    Section 5.01 Representations and Warranties of the Company............     6
    Section 5.02 Representations and Warranties of the Purchasers.........     9

 ARTICLE VI COVENANTS......................................................   10
    Section 6.01 Performance..............................................    10
    Section 6.02 Cooperation..............................................    10
    Section 6.03 Issuance of Additional Shares............................    11

 ARTICLE VII LIMITATIONS AND RESTRICTIONS..................................   11
    Section 7.01 Restrictions on Sales by Purchasers......................    11
    Section 7.02 Registration Rights......................................    11
    Section 7.03 Carlyle Registration.....................................    12
    Section 8.01 Notices..................................................    12
    Section 8.02 Legends..................................................    12
    Section 8.03 Termination..............................................    13
    Section 8.04 Action by Purchasers.....................................    13
    Section 8.05 Entire Agreement.........................................    13
    Section 8.06 Modifications and Amendments.............................    13
    Section 8.07 Waivers and Consents.....................................    13
    Section 8.08 Assignment...............................................    13
    Section 8.09 Benefit..................................................    14
    Section 8.10 Governing Law............................................    14
    Section 8.11 Severability.............................................    14
    Section 8.12 Interpretation...........................................    14
    Section 8.13 Headings and Captions....................................    14
    Section 8.14 Enforcement..............................................    14
    Section 8.15 No Waiver of Rights, Powers and Remedies.................    14
    Section 8.16 Expenses.................................................    15
    Section 8.17 Confidentiality..........................................    15
    Section 8.18 Publicity................................................    15
    Section 8.19 Counterparts.............................................    15

                                       i
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                        COMMON STOCK PURCHASE AGREEMENT

   THIS COMMON STOCK PURCHASE AGREEMENT (this "Agreement"), dated as of the 31st day of May, 2001 (the "Effective Date"), by and among Sight Resource Corporation, a Delaware corporation (the "Company"), and the persons listed on Exhibit A attached hereto (each a "Purchaser" and collectively the "Purchasers").

   WHEREAS, the Purchasers desire to acquire and the Company is willing to issue and sell to the Purchasers shares of Common Stock, par value $.01 per share (the "Common Stock"), of the Company, subject to the terms and conditions specified herein;

   WHEREAS, the Company entered into an Agreement and Plan of Merger (the "Merger Agreement") with eyeshop.com, inc., a Delaware corporation ("Eyeshop"), and Eyeshop Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of the Company ("EAC"), on May 23, 2001;

   WHEREAS, upon the adoption of the Merger Agreement by the stockholders of Eyeshop and EAC, EAC will merge with and into Eyeshop and Eyeshop will become a wholly-owned subsidiary of the Company (the "Merger"); and

   NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in this Agreement, the parties agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

   Section 1.01 Definitions. As used in this Agreement, references to either gender shall include the other gender, and the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

   "Affiliate" means a Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the Person specified.

   "Agreement" means this Common Stock Purchase Agreement, as amended, modified or supplemented from time to time.

   "Business Day" means any day on which commercial banks are not authorized or required by law to close in Boston, Massachusetts.

   "Closing" and "Closing Date" shall have the meanings specified in Section 2.01(b).

   "Commission" means the United States Securities and Exchange Commission or any other agency successor thereto.

   "Common Stock" has the meaning specified in the recitals to this Agreement.

   "Common Stock Purchase Agreement I" means the Common Stock Purchase Agreement dated May 23, 2001 by and among the Company and certain purchasers indicated on the signature pages thereto.

   "Company" means and shall include Sight Resource Corporation, a Delaware corporation, and its successors and permitted assigns.

   "Exchange Act" means the Securities Exchange Act of 1934 or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

   "Eyeshop" means and shall include eyeshop.com, inc. a Delaware corporation, and its successors and permitted assigns.

   "Liquidity Event" means (a) the closing of a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of common stock for the account of the Company to the public with net proceeds to the Company of not less than $15,000,000 or (b) the closing of a consolidation or merger of the Company, or a sale of all or substantially all of the assets of the Company, other than (i) a merger, consolidation or sale of all or substantially all of the assets of the Corporation in a transaction in which the shareholders of the Company immediately prior to the transaction possess more than 50% of the voting securities of the surviving entity (or parent, if any) immediately after the transaction or (ii) the transactions contemplated by the Merger Agreement.

   "Merger" has the meaning specified in the preambles to this Agreement.

   "Merger Agreement" has the meaning specified in the preambles to this Agreement.

   "Person" means an individual, corporation, partnership, association, joint venture, trust, or unincorporated organization, or a government or any agency or political subdivision thereof.

   "Purchaser" means and shall include each Person who purchases Shares (as defined herein) hereunder and whose names and addresses appear on the signature pages hereto, and each of its or their successors and permitted assigns.

   "Securities Act" means the Securities Act of 1933 or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

   "Shares" has the meaning specified in Section 2.01(a).

   "Transaction Documents" shall mean this Agreement and any other instruments or certificates to be executed and delivered in connection with this Agreement upon the Closing.

                                  ARTICLE II

                        PURCHASE AND SALE OF THE SHARES

   Section 2.01 Purchase and Sale of the Shares.

   (a) Issuance of the Shares. Subject to the terms and conditions of this Agreement, at the Closing (as defined below), the Company agrees to issue and sell to each Purchaser, and each Purchaser agrees to purchase, that number of shares of the Company's Common Stock ("Shares") as is set forth opposite of his/her/its name on the signature pages hereto at a purchase price of $0.20 per share. Exhibit A attached hereto shall reflect the actual number of shares so purchased opposite the names of each respective Purchaser.

   (b) Closings; Delivery of the Shares. The purchase and sale of the Shares shall take place on the effective date of the Merger of Eyeshop and EAC at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, MA 02111, at 10:00 a.m. (local time) or at such other location, time and date as may be mutually agreed upon by the parties (the "Closing" and the "Closing Date"). At the Closing, subject to the terms and conditions contained in this Agreement, the Company will provide evidence satisfactory to the Purchasers that the Company has taken all steps necessary to cause to be issued to the Purchasers stock certificates evidencing the Shares, registered in the names of the Purchasers and dated as of the Closing Date, which stock certificates shall be delivered to the Purchasers within two Business Days of the Closing, against receipt of wire transfers of immediately available funds to an account of the Company specified to the Purchasers, in an aggregate amount equal to the purchase price for the Shares to be issued and sold at the Closing.

   (c) At the time of the execution of this Agreement, the proceeds to be delivered to the Company shall be deposited in escrow pursuant to an escrow agreement in substantially the form of Exhibit B attached hereto.

                                  ARTICLE III

                                    MERGER

   Section 3.01 Merger Agreement. The Company agrees to use its best efforts to consummate the Merger of Eyeshop with EAC, a wholly-owned subsidiary of the Company, in accordance with the terms of the Merger Agreement. As a result of the Merger, Eyeshop will become a wholly owned subsidiary of the Company.

                                  ARTICLE IV

                             CONDITIONS TO CLOSING

   Section 4.01 Mutual Conditions to Closing. The obligation of the Purchasers to purchase and pay for, and the obligation of the Company to issue and sell to the Purchasers, the Shares at the Closing is subject to the following conditions:

     (i) No Injunction. No injunction or order of any court or other governmental authority restraining the consummation of the transactions provided for herein or contemplated by the other Transaction Documents shall be in effect;

     (ii) No Termination. This Agreement shall not have been terminated pursuant to Section 8.03; and

     (iii) Merger Agreement. The Merger Agreement shall have been duly approved and authorized by all necessary action on the part of the Board of Directors and stockholders of the Company, EAC and Eyeshop, and the Merger shall have become effective.

   Section 4.02 Conditions to Purchaser's Obligations. The obligation of each Purchaser to purchase and pay for the Shares at the Closing is subject to the following additional conditions:

     (i) Compliance with Agreement. Each of the representations and warranties of the Company set forth in Article V hereof shall be true and correct in all material respects on and as of the date of the Closing, and all agreements, covenants and conditions required by this Agreement to be complied with or performed

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

  or fulfilled by the Company at or prior to such Closing shall have been complied with, performed or fulfilled in all material respects;

     (ii) Executed Counterparts. Each Purchaser shall have received prior to or at the Closing counterparts of each of the Transaction Documents, each in form and substance reasonably satisfactory to the Purchaser, duly executed by the Company;

     (iii) Delivery of Stock Certificates. The Company shall have delivered to the Purchasers at the Closing, evidence reasonably satisfactory to the Purchasers that the Company has taken all steps necessary to cause to be issued to the Purchasers stock certificates evidencing the Shares, as specified in Section 2.01(b), registered in the names of the Purchasers;

     (iv) Opinion of Counsel. The Purchasers shall have received prior to or at the Closing an opinion from counsel to the Company in substantially the form attached hereto as Exhibit C;

     (v) Board Composition. The following persons (among others) shall be members of the Board of Directors of the Company: E. Dean Butler, Carene S. Kunkler, William B. Connell and Dino Tabacchi (or, in the event any such individual declines or is unable to serve, such other individual as may be designated for election by the holders of at least a majority of the Shares held by the Purchasers or their Affiliates);

     (vi) Pending Actions. No suit, action or proceeding which seeks to prohibit consummation of the transactions contemplated by this Agreement or by the Merger Agreement shall be pending;

     (vii) Third Modification Agreement. The Amended and Restated Third Modification Agreement between the Company and Sovereign Bank, New England shall be in full force and effect on the Closing Date, all conditions to the effectiveness of such Agreement shall have been satisfied, and Sovereign Bank shall have no right to terminate such Agreement or accelerate the taking of any action intended to be deferred by the Agreement;

     (viii) Carlyle Letter Agreement. The Letter Agreement dated May 21, 2001 between the Company and Carlyle Venture Partners, L.P. and certain of its affiliates ("Carlyle") shall be in full force and effect on the Closing Date;

     (ix) Shawnee Settlement. The Settlement Agreement and Mutual Release dated March 20, 2001 between the Company and the former shareholders of Shawnee Optical, Inc. shall be in full force and effect on the Closing Date;

     (x) Filing of Certificate of Amendment. The Company shall have filed with the Delaware Secretary of State a Certificate of Amendment to the Company's Restated Certificate of Incorporation in order to increase the number of authorized shares of Common Stock, par value $.01 per share, of the Company to 50,000,000 shares;

     (xi) Documentation at Closing. The Purchasers shall have received, prior to or at such Closing, (I) a certificate, executed by the Assistant Secretary of the Company and dated as of the Closing Date, together with and certifying as to (A) the resolutions of the Board of Directors of the Company authorizing the execution and delivery of this Agreement and the other Transaction Documents and the performance by the Company of all transactions contemplated hereby and thereby; (B) a copy of the Certificate of Incorporation of the Company, as amended and in effect as of the date of such Closing; (C) a copy of the by-laws of the Company, as amended and in effect as of the date of such Closing; and (D) the names of the officers of the Company authorized to sign the Transaction Documents together with the true signatures of such officers; and (II) a certificate, executed by an executive officer of the Company and dated as of the Closing Date, to the effect that, to the best of the knowledge of such individual, the conditions set forth in Section 4.02 (and, if applicable, Section 4.03) have been satisfied;

     (xii) Documents and Proceedings. All documents to be provided to the Purchasers hereunder, and all corporate and other proceedings taken or required to be taken in connection with the transactions contemplated hereby and to be consummated at or prior to such Closing and all documents incident thereto, shall be reasonably satisfactory in form and substance to the Purchasers or their counsel;

     (xiii) Closing of Common Stock Purchase Agreement. The Second Closing, as defined in Common Stock Purchase Agreement I, shall have been completed; and

     (ix) Waiver. Any condition specified in this Section 4.02 may be waived by the Purchasers.

   Section 4.03 Conditions to Company's Obligations. The obligation of the Company to issue and sell the Shares at the Closing is subject to the following additional conditions:

     (i) Representations and Warranties. Each of the representations and warranties of the Purchasers set forth in Article V hereof shall be true and correct in all material respects on the date of such Closing;

     (ii) Executed Counterparts. The Company shall have received prior to or at the Closing counterparts of each of the Transaction Documents, in form and substance reasonably satisfactory to the Company, duly executed by the Purchasers;

     (iii) Payment. The Company shall have received payment in full for the Shares to be purchased at the Closing in accordance with Section 2.01;

     (iv) Documentation at Closing. With respect to each of those Purchasers that are United States corporate entities, Company shall have received, prior to or at the Closing, a certificate, executed by the Secretary of such Purchaser and dated as of the Closing Date, together with and certifying as to (A) the resolutions of the Board of Directors of such Purchaser authorizing the execution and delivery of this Agreement and the other Transaction Documents and the performance by such Purchaser of all transactions contemplated hereby and thereby; and (B) the names of the officers of such Purchaser authorized to sign the Transaction Documents together with the true signatures of such officers;

     (v) Documents and Proceedings. All documents to be provided to the Company hereunder, and all corporate and other proceedings taken or required to be taken in connection with the transactions contemplated hereby and to be consummated at or prior to such Closing and all documents incident thereto, shall be reasonably satisfactory in form and substance to the Company or its counsel; and

     (vi) Waiver. Any condition specified in this Section 4.04 may be waived by the Company.

                                   ARTICLE V

                        REPRESENTATIONS AND WARRANTIES

   Section 5.01 Representations and Warranties of the Company. The Company represents and warrants to each Purchaser as follows:

   (a) Organization and Standing of the Company. Except as set forth in
Schedule 5.01(a), the Company is a duly organized and validly existing corporation in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own and operate its assets and properties and to conduct its business as presently conducted, except where the failure to do so would not have a material adverse effect on the Company and its subsidiaries taken as a whole. True and correct copies of the Certificate of Incorporation of the Company, as amended and in effect as of the date of this Agreement, and the By-Laws of the Company, as amended and in effect as of the date of this Agreement, both certified by the Secretary of the Company, have been made available to the Purchasers.

   (b) Corporate Action. Except as set forth on Schedule 5.01(b), the Company has all necessary corporate power and has taken all corporate action required to authorize its execution and delivery of, and its performance under, the Transaction Documents and the Company has all necessary corporate power and has taken all corporate action required to authorize the issuance and sale of the Shares and to consummate the other transactions contemplated by the Transaction Documents.

   (c) Governmental Approvals. No authorization, consent, approval, license, exemption of or filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is necessary for, or in connection with, the issuance and sale of the Shares on the Closing Date, or the execution and delivery by the Company of, or for the performance by it of its obligations under, the Transaction Documents.

   (d) Capitalization. As of the date hereof, the authorized capital stock of the Company consists of (i) 20,000,000 shares of Common Stock, par value $.01 per share, of which 10,718,952 shares are issued and outstanding and 30,600 shares are treasury shares, and (ii) 5,000,000 shares of Preferred Stock, par value $.01 per share, of which 200,000 shares have been designated as Series A Preferred Stock, none of which are issued and outstanding, and 1,452,119 shares have been designated as Series B Preferred Stock, all of which are issued and outstanding. The Shares, when issued against payment of the aggregate purchase price set forth in Section 2.01, will be duly authorized, validly issued and fully paid and non-assessable and not subject to any lien, claim or encumbrance by reason of the Company's charter or bylaws or by reason of any other consensual action taken by the Company. As of the date hereof, except as described or contemplated in the SEC Reports (as defined in Section 5.01(k)) filed with respect to periods ending on or after December 30, 2000 and as set forth on Schedule 5.01(d), there are no options, warrants, convertible securities or other rights to purchase shares of capital stock or other securities of the Company which are authorized, issued or outstanding, nor is the Company obligated in any other manner to issue shares of its capital stock or other securities, and the Company has no obligation to purchase, redeem or otherwise acquire any shares of its capital stock or any interest therein or to pay any dividend or make any other distribution in respect thereof filed with respect to periods ending on or after December 30, 2000, except as contemplated by the Transaction Documents. Except as described in the SEC Reports, and except as otherwise contemplated by the Transaction Documents, (i) no person is entitled to any preemptive right, right of first refusal or similar right with respect to the issuance of any capital stock of the Company, (ii) there are no restrictions on the transfer of shares of capital stock of the Company other than those imposed by relevant federal and state securities laws and (iii) there exists no agreement between the Company's stockholders and to which the Company is party or of which the Company has received written notice with respect to the voting or transfer of the Company's capital stock or with respect to any other aspect of the Company's affairs.

   (e) Registration Rights. As of the date hereof, except as set forth on
Schedule 5.01(e), no person has demand or other rights to cause the Company to file any registration statement under the Securities Act relating to any securities of the Company or any right to participate in any such registration statement.

   (f) Enforceability. The Company has duly authorized, executed and delivered the Transaction Documents, and the Transaction Documents constitute the legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and subject to general principles of equity and limitations on availability of equitable relief, including specific performance, and except as rights to indemnification therein may be limited by applicable laws.

   (g) Absence of Conflicts. The Company's execution, delivery and performance of its obligations under this Agreement and the other Transaction Documents do not and will not (i) contravene its Certificate of Incorporation or By-laws,
(ii) to its knowledge, violate any law, rule, regulation, order, judgment or decree applicable to or binding upon the Company or its properties, which violation would have a material adverse effect on the Company and its subsidiaries taken as a whole, (iii) constitute a breach or default or require any consent under any agreement or instrument to which the Company is a party or by which the Company or its properties is bound or affected, which breach or default, or the absence of such consent, would have a material adverse effect on the Company and its subsidiaries taken as a whole, or (iv) require any consent, permit, approval, action, filing or recording.

   (h) Financial Statements. The Company has previously furnished to the Purchaser a copy of its audited financial statements as of and for the year ended December 30, 2000 (the "Financial Statements"). The Financial Statements are correct in all material respects, present fairly the financial condition and results of operations of the Company, as of the dates and for the periods indicated, and have been prepared in accordance with generally accepted accounting principles ("GAAP") consistently applied.

   (i) Absence of Material Adverse Change. Except as set forth on Schedule 5.01(i), since December 30, 2000, there has been no change in the assets, liabilities, financial condition or operations of the Company which has had a material adverse effect on the business, financial condition, operations, property or affairs of the Company.

   (j) Full Disclosure. The Company has furnished or made available to Purchaser all documents filed by the Company with the Commission since January 1, 1999 pursuant to the reporting requirements of the Exchange Act.

   (k) SEC Reports. The Company has filed with the Commission all reports (the "SEC Reports") required to be filed by it under the Exchange Act. All of the SEC Reports filed by the Company comply in all material respects with the requirements of the Exchange Act. All financial statements contained in the SEC Reports have been prepared in accordance with GAAP consistently applied throughout the period indicated. Each balance sheet presents fairly in accordance with GAAP the financial position of the Company as of the date of such balance sheet, and each statement of operations, of stockholders' equity and of cash flows presents fairly in accordance with GAAP the results of operations, the stockholders' equity and the cash flows of the Company for the periods then ended.

   (l) Securities Laws. Assuming the accuracy of the representations and warranties of the Purchaser contained in Section 5.02 hereof, the issuance of the Shares will be exempt from the registration requirements of the Securities Act. All notices, filings, registrations, or qualifications under state securities or "blue-sky" laws which are required in connection with the offer, issue and delivery of the Shares pursuant to this Agreement, if any, have been or will be completed by the Company.

   (m) Broker's Fee. No brokers or finders are entitled to compensation in connection with the sale of the Shares attributable to any agreement or commitment made by or on behalf of the Company.

   (n) Exemption from State Anti-Takeover Laws. No "moratorium," "control share acquisition," shareholder approval requirement, Company "poison pill" plan, or other form of anti-takeover statute or regulation applies to the transactions contemplated by this Agreement if such transactions are consummated in the manner contemplated by this Agreement. Likewise, consummation of the transactions contemplated by this Agreement will not result in the application of any "moratorium," "control share acquisition," super-majority voting requirement, Company "poison pill" plan or other form of anti-takeover statute, regulation or plan to the transactions contemplated by the Merger Agreement if the transactions contemplated by this Agreement are consummated in the manner contemplated by this Agreement.

   (o) Rights Agreement. Prior to the execution of this Agreement, the Company has amended its Amended and Restated Rights Agreement dated as of May 15, 1997 with American Stock Transfer & Trust Purchasers (the "Rights Agreement") so that the execution of this Agreement and/or consummation of the transactions contemplated hereby do not and will not, with or without the passage of time, result in (i) the grant of any rights to any person under the Rights Agreement or enable or require Company's outstanding rights to be exercised, distributed or triggered, (ii) the Purchasers or any of their Affiliates becoming an "Acquiring Person" (as defined in the Rights Agreement), or (iii) a "Distribution Date" (as defined in the Rights Agreement).

   (p) Closing Date. Each of the representations and warranties of the Company contained in this Section 5.01 and elsewhere in this Agreement that is not qualified by materiality will be true and correct in all material respects on the Closing Date as though then made, except as affected by the transactions expressly contemplated by this Agreement. Each of the representations and warranties of the Company contained in this Section 5.01 and elsewhere in this Agreement that is qualified by materiality will be true and correct on the first Closing Date as though then made, except as affected by the transactions expressly contemplated by this Agreement.

   Section 5.02 Representations and Warranties of the Purchasers. Each Purchaser, severally but not jointly, represents and warrants to the Company as follows:

   (a) Investment Intent. The Purchaser is acquiring the Shares on the Closing Date for its own account for the purpose of investment and not with a view to, or for sale in connection with, the distribution thereof, and it has no present intention of distributing or selling such Shares. The Purchaser understands that such Shares have not been registered under the Securities Act or the securities laws of any state or other jurisdiction and that the Company has no obligation to so register the Shares. The Purchaser hereby agrees not to make any sale, transfer or other disposition of such Shares unless either
(i) such Shares have been registered under the Securities Act and all applicable state and other securities laws and any such registration remains in effect or (ii) the Company shall have received an opinion of counsel in form and substance satisfactory to the Company that registration is not required under the Securities Act or under applicable securities laws.

   (b) Opportunity to Investigate. The Purchaser (i) has had the opportunity to ask questions concerning the Company and all such questions posed have been answered to its satisfaction; (ii) has been given the opportunity to obtain any additional information it deems necessary to verify the accuracy of any information obtained concerning the Company; and (iii) has such knowledge and experience in financial and business matters that it is able to evaluate the merits and risks of purchasing the Shares and to make an informed investment decision relating thereto.

   (c) Accredited Investor. The Purchaser is an "accredited investor" as such term is defined in Regulation D under the Securities Act.

   (d) Enforceability. The Purchaser has duly authorized, executed and delivered the Transaction Documents to which it is a party, and such Transaction Documents constitute the legal, valid and binding obligations of the Purchaser, enforceable in accordance with their respective terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and subject to general principles of equity and limitations on availability of equitable relief, including specific performance, and except as rights to indemnification therein may be limited by applicable laws.

   (e) Broker's Fee. Except as heretofore disclosed in writing by the Purchasers to the Company, no brokers or finders are entitled to compensation in connection with the sale of the Shares attributable to any agreement or commitment made by or on behalf of the Purchasers or any Purchaser.

   (f) With respect to Purchasers that are corporations:

     (i) Organization and Standing of the Purchaser. The Purchaser is a duly organized and validly existing corporation in good standing and has all requisite corporate power and authority to own and operate its assets and properties and to conduct its business as presently conducted, except where the failure to do so would not have a material adverse effect on the Purchaser and its subsidiaries taken as a whole.

     (ii) Corporate Action. The Purchaser has all necessary corporate power and has taken all corporate action required to authorize its execution and delivery of, and its performance under, the Transaction Documents to which it is a party and has all necessary corporate power and has taken all corporate action required to authorize its purchase of the Shares and to consummate the other transactions contemplated by the Transaction Documents.

   (g) Foreign Purchasers. If the Purchaser resides in a country other than the United States, such Purchaser represents and warrants that the purchase of the Shares by such Purchaser is in compliance with the applicable laws of its jurisdiction.

   (h) Closing Date. Each of the representations and warranties of the Purchaser contained in this Section 5.02 and elsewhere in this Agreement that is not qualified by materiality, and all information contained in any writing delivered by, or on behalf of, the Purchaser to the Company, will be true and correct in all material respects on the Closing Date as though then made, except as affected by the transactions expressly contemplated by this Agreement. Each of the representations and warranties of the Purchasers contained in this Section 5.02 and elsewhere in this Agreement that is qualified by materiality will be true and correct on the Closing Date as though then made, except as affected by the transactions expressly contemplated by this Agreement.

                                  ARTICLE VI

                                   COVENANTS

   Section 6.01 Performance. Each party shall perform all of its obligations hereunder and shall, at or prior to the Closing Date, execute and deliver the other Transaction Documents to which it is contemplated to be a signatory.

   Section 6.02 Cooperation. Each party shall endeavor in good faith to perform and fulfill all conditions and obligations on their respective parts to be fulfilled or performed hereunder or under the other Transaction

Documents, to the end that the transactions contemplated hereby and thereby will be fully and timely consummated.

   Section 6.03 Issuance of Additional Shares. Other than as provided in this Agreement, Common Stock Purchase Agreement I, the Merger Agreement, or as described or contemplated in Section 5.01(d), until after the Closing, the Company shall not, except with the prior consent of the Purchasers, issue, agree to issue, or grant any rights to acquire, any shares of capital stock of the Company other than (i) options to purchase Common Stock of the Company pursuant to the Company's 1992 Employee, Director and Consultant Stock Option Plan, as amended, issued in the ordinary course of business and consistent with past practice, (ii) warrants in connection with a bank financing and
(iii) dividends in the form of Common Stock to Carlyle.

                                  ARTICLE VII

                         LIMITATIONS AND RESTRICTIONS

   Section 7.01 Restrictions on Sales by Purchasers. Subject to the provisions of Section 7.02 herein, each Purchaser agrees that until the date that is two years after the Closing Date, it will not, nor will it permit any of its Affiliates to, sell, solicit an offer to sell or propose to sell, any Shares purchased at the Closing except as follows:

     (a) each Purchaser may transfer Shares to any of its Affiliates or to any other Purchaser so long as such Affiliates or Purchaser agree in writing to be bound by the terms of this Article VII;

     (b) each Purchaser may transfer Shares upon the occurrence of a Liquidity Event; and

     (c) each Purchaser may transfer Shares pursuant to Rule 144 promulgated under the Securities Act of 1933, as amended, provided that during the period of time between one year and two years after the Closing, no Purchaser may transfer more than fifteen percent (15%) of the Shares originally purchased by such Purchaser pursuant to this Agreement.

   Section 7.02 Registration Rights. At or prior to the Closing, the Company shall execute and tender to the Purchasers for execution by them a Registration Rights Agreement (the "Registration Rights Agreement") in form and substance satisfactory to the Company and the Purchasers. The Registration Rights Agreement shall provide that, commencing two years after the Closing, the Purchasers shall have (collectively with those persons who purchased Shares under Common Stock Purchase Agreement I, and the persons who receive Shares as a result of the Merger) the following registration rights with respect to the Shares:

     (a) two demand rights, provided that at least twelve months shall have elapsed between each demand and until such date that is three years after the Closing;

     (b) unlimited piggyback (incidental) rights subject to underwriter cutbacks and provided that such restriction in this clause (b) shall not apply upon the occurrence of a Liquidity Event; and

     (c) an unlimited number of Registration Statements on Form S-3 (or equivalent Form) provided that the reasonably anticipated price to the public would be at least $1,000,000.

   Such registration rights (i) shall be provided by the Company at its sole expense (other than underwriting discounts and commissions), and (ii) shall be subject to customary terms and conditions.

   Section 7.03 Carlyle Registration. The Purchasers acknowledge that Carlyle possesses the right to register shares of the Company's Common Stock. The Purchasers agree that in the event the Purchasers exercise their registration rights pursuant to the Registration Rights Agreement, the Purchasers shall extend to Carlyle the opportunity to register a portion of the unregistered shares of Common Stock held by it equivalent to one-third of the aggregate shares of Common Stock proposed to be registered. This Section and Section
7.03 of Common Stock Purchase Agreement I are not intended to be cumulative. Registration of shares held by Carlyle shall be limited to one-third (not two-thirds) of the shares proposed to be registered.

                                 ARTICLE VIII

                                 MISCELLANEOUS

   Section 8.01 Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be addressed to the receiving party's address set forth below or to such other address as a party may designate by notice hereunder, and shall be either (i) delivered by hand,
(ii) made by telecopy or facsimile transmission (receipt confirmed), (iii) sent by international overnight or express courier, or (iv) sent by registered mail, return receipt requested, postage prepaid.

   If to the Company:    Sight Resource Corporation
                         100 Jeffrey Avenue
                         Holliston, MA 01746
                         Attn: Chief Executive Officer
                         Fax: (508) 429-6023
      with a copy to:    Mintz, Levin, Cohn, Ferris,
                         Glovsky and Popeo, P.C.
                         One Financial Center
                         Boston, MA 02111
                         Attn: Lewis Geffen, Esq.
                         Fax: (617) 542-2241
   If to the Purchasers: To the addresses set forth on Exhibit A

   All notices, requests, consents and other communications hereunder shall be deemed to have been given either (i) if by hand, at the time of the delivery thereof to the receiving party at the address of such party set forth above,
(ii) if made by telecopy or facsimile transmission, at the time that receipt thereof has been acknowledged by electronic confirmation or otherwise, (iii) if sent by overnight or express courier, on the Business Day following the day such notice is delivered to the courier service, or (iv) if sent by registered mail, on the fifth Business Day following the day such mailing is made.

   Section 8.02 Legends. Each Purchaser acknowledges that, until registered under the Securities Act and any applicable state securities laws or transferred pursuant to the provisions of Rule 144 promulgated under the Securities Act ("Rule 144"), each certificate representing a Share, whether upon initial issuance or upon any transfer thereof, shall bear a legend (and the Company and its transfer agent shall make a notation on its books of transfer to such effect), prominently stamped or printed thereon, in substantially the following form:

  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES

  LAWS OF ANY APPLICABLE STATE OR OTHER JURISDICTION, HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE AND MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT COVERING SUCH SECURITIES UNDER THE ACT AND ANY SECURITIES LAWS OF ANY APPLICABLE STATE OR OTHER JURISDICTION OR A WRITTEN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT OR UNDER OTHER APPLICABLE SECURITIES LAWS."

   Section 8.03 Termination. If the Closing has not occurred on or prior to September 30, 2001, or if prior to the Closing the Company or any Purchaser has been notified that the U.S. Department of Justice or the Federal Trade Commission, or any other Federal, state or other governmental agency or instrumentality the consent or approval of which is contemplated by the terms of this Agreement or any other Transaction Document, is prepared to (a) seek a preliminary injunction to enjoin the consummation of the transactions contemplated hereunder or thereunder or (b) grant such consent or approval upon the condition that any material action or forbearance of action not otherwise specifically required of the party choosing to terminate pursuant to this Section 8.03 be taken, then (i) the Company may terminate this Agreement by written notice to the Purchasers and (ii) the Purchasers may terminate this Agreement by written notice to the Company.

   Section 8.04 Action by Purchasers. In any situation in which this Agreement either grants to the Purchasers as a group any rights or calls for the consent or waiver of the Purchasers as a group, such rights may be exercised, or such consent or waiver may be granted in writing by the Purchasers holding a majority of the Shares then held by all Purchasers (or if no Shares have then been purchased, by Purchasers entitled to purchase a majority of the Shares to be purchased.)

   Section 8.05 Entire Agreement. This Agreement, together with its Exhibits and Schedules, embodies the entire agreement and understanding between the parties hereto with respect to the provisions hereof and supersedes all prior oral or written agreements and understandings relating to the provisions hereof. No statement, representation, warranty, covenant or agreement of any kind not expressly set forth in this Agreement shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Agreement.

   Section 8.06 Modifications and Amendments. The material terms and provisions of this Agreement may be modified or amended only by written agreement executed by all parties hereto and any non material terms and provisions of this Agreement may be modified or amended only by written agreement executed by the Company with the consent of the Purchasers as provided in Section 8.04 herein.

   Section 8.07 Waivers and Consents. Except as other than expressly provided herein, the terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by written document executed by the party entitled to the benefits of such terms or provisions. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

   Section 8.08 Assignment. The rights and obligations under this Agreement may not be assigned by any Purchaser on the one hand or by the Company on the other hand without the prior written consent of the other (which consent shall not be unreasonably withheld), except that each Purchaser without the consent of the Company may assign this Agreement or any of its rights or obligations to an Affiliate of such Purchaser or to an entity (other than an entity that competes with the Company) with which the Purchaser shall merge or consolidate or to which the Purchaser shall sell or assign all or substantially all of its assets, and except that the Company without the consent of the Purchasers may assign this Agreement to an entity with which the Company shall merge or consolidate or to which the Company shall sell or assign all or substantially all of its assets.

   Section 8.09 Benefit. All statements, representations, warranties, covenants and agreements in this Agreement shall be binding on the parties hereto and shall inure to the benefit of the respective successors and permitted assigns of each party hereto. Nothing in this Agreement shall be construed to create any rights or obligations except among the parties hereto, and no person or entity shall be regarded as a third-party beneficiary of this Agreement.

   Section 8.10 Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the law of the State of Delaware, without giving effect to the conflict of law principles thereof.

   Section 8.11 Severability. In the event that any court of competent jurisdiction shall determine that any provision, or any portion thereof, contained in this Agreement shall be unenforceable in any respect, then such provision shall be deemed limited to the extent that such court deems it enforceable, and as so limited shall remain in full force and effect. In the event that such court shall deem any such provision, or portion thereof, wholly unenforceable, the remaining provisions of this Agreement shall nevertheless remain in full force and effect.

   Section 8.12 Interpretation. The parties hereto acknowledge and agree that:
(i) each party and its counsel reviewed and negotiated the terms and provisions of this Agreement and have contributed to its revision; (ii) the rule of construction to the effect that any ambiguities are resolved against the drafting party shall not be employed in the interpretation of this Agreement; and (iii) the terms and provisions of this Agreement shall be construed fairly as to all parties hereto and not in favor of or against any party, regardless of which party was generally responsible for the preparation of this Agreement.

   Section 8.13 Headings and Captions. The headings and captions of the various subdivisions of this Agreement are for convenience of reference only and shall in no way modify or affect the meaning or construction of any of the terms or provisions hereof.

   Section 8.14 Enforcement. Each of the parties hereto acknowledges and agrees that the rights acquired by each party hereunder are unique and that irreparable damage would occur in the event that any of the provisions of this Agreement to be performed by the other party were not performed in accordance with their specific terms or were otherwise breached. Accordingly, in addition to any other remedy to which the parties hereto are entitled at law or in equity, each party hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement by the other party.

   Section 8.15 No Waiver of Rights, Powers and Remedies. No failure or delay by a party hereto in exercising any right, power or remedy under this Agreement, and no course of dealing between the parties hereto, shall operate as a waiver of any such right, power or remedy of the party. No single or partial exercise of any right, power or remedy under this Agreement by a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such party from any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a party not expressly required under this Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand.

   Section 8.16 Expenses. Each of the parties hereto shall pay its own fees and expenses in connection with this Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated. The Company shall pay reasonable fees and expenses of Thompson Hine LLP up to an aggregate of $20,000.

   Section 8.17 Confidentiality. Each of the Purchasers, on the one hand, and the Company, on the other hand, acknowledges and agrees that any information or data it has acquired from the other, not otherwise properly in the public domain, was received in confidence. Each party agrees not to divulge, communicate or disclose, or use to the detriment of the disclosing party or for the benefit of any other person or persons, or misuse in any way, any confidential information of the disclosing party concerning the subject matter hereof; provided that (i) the foregoing obligation with respect to the disclosure and use of such information shall not apply to any information which such party can demonstrate (A) was at the time of disclosure to such party or thereafter, but prior to its disclosure by such party to any third party, through no fault of such party, publicly available (other than as a result of disclosure by such party), (B) has been disclosed to such party on a nonconfidential basis from a source other than any other party which, to such party's knowledge, was not prohibited from disclosing such information to such party by a legal, contractual, fiduciary or other obligation, (C) has been independently developed by the such party without the violation of any of my obligations under this Agreement, or (D) is required to be disclosed by applicable law (including, without limitation, the federal securities laws) and (ii) such party may, if required by subpoena or valid legal process, disclose any such information, but only to the extent so required and only after using its best efforts to give the other party or parties (as the case may be) prior notice of such required disclosure in order to afford such party or parties an opportunity to obtain an injunction, a protective order or other relief.

   Section 8.18 Publicity. Neither the Purchasers on the one hand nor the Company on the other hand shall issue any press release or otherwise make any public statement with respect to the execution of, or the transactions contemplated by, this Agreement without the prior written consent of the other, except as may be required by applicable law, rule or regulation; provided that once such other party has consented to a party's issuance or making of a press release or public statement, any subsequent issuance or making of such press release or public statement by such party shall not require the separate written consent of the other party. However, the parties recognize that the Company is a publicly held company obligated under the Federal securities laws to make disclosures of material events affecting it. Consequently, if the Company is advised by its counsel that it is required to make such announcement under Federal or state securities laws, the Company may make such announcement. The Company agrees promptly to inform the Purchasers of such advice by counsel, provide a copy of such announcement prior to disclosure and, if practicable, to give the Purchasers an opportunity to comment upon the form of any required announcement.

   Section 8.19 Counterparts. This Agreement may be executed in one or more counterparts, and by different parties hereto on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                     [THE NEXT PAGE IS THE SIGNATURE PAGE]

   IN WITNESS WHEREOF, the Company and the Purchasers have caused this Agreement to be executed in their names by their duly authorized officers or representatives effective as of the date first above written.

                                          THE COMPANY:

                                          SIGHT RESOURCE CORPORATION

                                                   /s/ Carene S. Kunkler
                                          By:__________________________________
                                                     Carene S. Kunkler
                                                     President, C.E.O.

                                          PURCHASERS:

                                                    /s/ William LaWarre
                                          By:__________________________________
                                                      William LaWarre

                                          Number of Shares: 336,526
                                          Aggregate Purchase Price $67,305.20

                                          LA SESTA S.A.

                                                     /s/ Marco Brustio
                                          By:__________________________________
                                                       Marco Brustio
                                                         President

                                          Number of Shares: *
                                          Aggregate Purchase Price $

                                          GLT CO LLC

                                                     /s/ Gary Tillman
                                          By:__________________________________
                                                       Gary Tillman
                                                          Member

                                          Number of Shares: *
                                          Aggregate Purchase Price $

                                                     /s/ Donald Butler
                                          By:__________________________________
                                                       Donald Butler

                                          Number of Shares: *
                                          Aggregate Purchase Price $

                                                    /s/ Delores Butler
                                          By:__________________________________
                                                      Delores Butler

                                          Number of Shares: *
                                          Aggregate Purchase Price $

                                          CELERITY VENTURES, LLC

                                                      /s/ Geoff Stein
                                          By:__________________________________
                                                        Geoff Stein
                                                     Managing Director

                                          Number of Shares: *
                                          Aggregate Purchase Price $

                                          THE CADLE HOLDING COMPANY

                                                    /s/ Daniel C. Cadle
                                          By:__________________________________
                                                      Daniel C. Cadle
                                                         President

                                          Number of Shares: *
                                          Aggregate Purchase Price $

                                          EXCALIBUR INVESTMENTS B.V.

                                               /s/ E. Jongsma & D.R.J. Looij
                                          By:__________________________________
                                                     Intra Beheer B.V.
                                                     Managing Director

                                          Number of Shares: 3,794,807
                                          Aggregate Purchase Price $758,961.40

                                          EURO VENTURES EQUITY HOLDINGS B.V.

                                               /s/ E. Jongsma & D.R.J. Looij
                                          By:__________________________________
                                                     Intra Beheer B.V.
                                                     Managing Director

                                          Number of Shares: 948,701
                                          Aggregate Purchase Price $189,740.20


   *As many Shares as may be purchased with funds remaining in escrow after the cutbacks under Common Stock Purchase Agreement I.

                  EXHIBIT A TO COMMON STOCK PURCHASE AGREEMENT

       Name and Address               Aggregate Number of                  Aggregate
         Of Purchaser                  Shares Purchased                 Purchase Price
       ----------------               -------------------               --------------
Excalibur Investments B.V.                 3,794,807                      $758,961.40
  Leidseplein 98,
  1017 PP Amsterdam
  Postbus 782
  1000 AT
  Amsterdam
With a copy to:
 Dino Tabacchi
  Via Patriarcato 15
  35100 Padova
  ITALY
Euro Ventures Equity Holdings
 B.V.                                       948,701                       $189,740.20
  Leidseplein 98,
  1017 PP Amsterdam
  Postbus 782
  1000 AT
  Amsterdam
La Sesta S.A.                              1,009,579                      $201,915.80
  Postale: B.P. 692, L-2016
  LUXEMBOURG
With a copy to:
 Marco Brustio
  c/o Mazzucchelli 1849 spa
  Via S. e.P. Mazzucchelli 7
  21043 Catinglione Olona
  ITALY
Celerity Ventures, LLC                      112,176                       $22,435.20
  44 Hillcrest Parkway
  Winchester, MA 01890
The Cadle Holding Company                   224,351                       $44,870.20
  100 N. Center Street
  Newton Falls, OH 44444

       Name and Address               Aggregate Number of                  Aggregate
         Of Purchaser                  Shares Purchased                 Purchase Price
       ----------------         ------------------------------- -------------------------------
William Lawarre                             336,526                       $67,305.20
  20 Garden Place
  Cincinnati, Ohio 45208
GLT CO LLC                                  112,176                       $22,435.20
  C/o Tom Burke
  P.O. Box 45
  1114 Grandview Rd.
  Glendale, WV 26038
Donald D. Butler                            15,480                         $3,096.00
  7 Spring Knoll Drive
  Cincinnati, Ohio 45227
Dolores K. Butler                           15,704                         $3,140.80
  7 Spring Knoll Drive
  Cincinnati, Ohio 45227

                 EXHIBIT B TO COMMON STOCK PURCHASE AGREEMENT

                               ESCROW AGREEMENT

   This Escrow Agreement (the "Agreement") is made as of May 31, 2001 by the undersigned purchasers (each a "Purchaser" and collectively the "Purchasers"), Sight Resource Corporation, a Delaware Corporation ("SRC") and Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. (the "Escrow Agent").

                                   RECITALS:

   WHEREAS, simultaneously herewith SRC and the Purchasers are entering into a Common Stock Purchase Agreement (the "Purchase Agreement") pursuant to which the Purchasers are purchasing shares of SRC's common stock, par value $.01 per share.

   WHEREAS, capitalized terms not defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

   WHEREAS, pursuant to the Purchase Agreement, the Purchasers will deposit funds into escrow on or prior to the execution of the Purchase Agreement but the purchase of the Shares will not occur until the effective date of a merger between SRC and eyeshop.com, inc., a Delaware corporation ("Eyeshop"), whereby Eyeshop will merge with a wholly owned subsidiary of SRC.

   WHEREAS, the Purchasers and SRC wish to establish an escrow account to hold the Escrow Funds until the Closing.

   NOW, THEREFORE, the parties hereto agree as follows:

   1. Escrow Agent. The Purchasers and SRC do hereby appoint the Escrow Agent as the escrow agent for the purposes set forth herein, and Escrow Agent hereby accepts such appointment, subject to the terms and conditions contained in this Agreement.

   2. Payment Into Escrow. Each Purchaser will deposit with the Escrow Agent the amount set forth opposite his/her/its names on Exhibit A as the "Amount of Deposit" on or prior to the execution of the Purchase Agreement, in the aggregate amount of the Escrowed Funds. The Amount of Deposit shall be hereinafter referred to as the "Escrowed Funds." The Escrow Agent will hold the Escrowed Funds and the earnings on the Escrowed Funds in escrow pursuant to the terms of this Agreement.

   3. Earnings on the Deposit. The Escrow Agent shall invest the Escrowed Funds in bank certificates of deposit and/or U.S. Treasury bills as determined by the Escrow Agent following the receipt of an originally executed Form W-8 or Form W-9, as applicable, from a Purchaser and the establishment of a separate sub-account for such Purchaser. The amount of earnings from the Escrowed Funds shall be maintained for the benefit of the Purchasers. Such earnings (and the expenses paid therefrom as provided in Section 6) will be allocated among the Purchasers pro rata with the amount of each Purchaser's contribution to the Escrowed Funds, regardless of the date of receipt thereof.

   4. Distribution of the Escrowed Funds. The Escrow Agent shall hold and continue to hold the Escrowed Funds and the earnings on the Escrowed Funds until the same are disbursed as provided in this Section 4 and in Section 6.

     4.1 At the Closing of the Purchase Agreement, and subject to satisfaction or waiver of applicable conditions as set forth in the Purchase Agreement, the Escrow Agent shall pay the entire amount of the Escrowed Funds to SRC as payment for the Shares under the Purchase Agreement. Promptly after the Closing Date, the Escrow Agent shall pay to each Purchaser such Purchaser's share of the earnings (after reimbursement of expenses as provided in Section 6) on the Escrowed Funds in accordance with the written instructions of such Purchaser.

     4.2 If the Closing Date does not occur prior to September 30, 2001, then on or promptly after such date, the Escrow Agent shall return to each Purchaser the amount such Purchaser contributed to the Escrowed Funds plus such Purchaser's share of the earnings (after reimbursement of expenses as provided in Section 6) on the Escrowed Funds in accordance with the written instructions of such Purchaser.

  5. Termination. The escrow provided hereunder shall expire completely upon the release of all Escrowed Funds, and this Agreement, except for the provisions of Sections 6.3 and 6.7 hereof, shall terminate.

   6. Escrow Agent.

     6.1 Escrow Agent's Fees. Escrow Agent shall not charge for its services under this Agreement. To the extent that Escrow Agent properly incurs fees and expenses in carrying out its duties under this Agreement, it may reimburse itself therefor from earnings on the Escrowed Funds, but the Purchasers shall not be responsible for any further expenses of Escrow Agent.

     6.2 Duties and Responsibilities. The duties and responsibilities of the Escrow Agent hereunder shall be limited to those expressly set forth in this Agreement, and the Escrow Agent shall not be bound in any way by any other contract or agreement between the parties hereto, whether or not the Escrow Agent has knowledge of any such contract or agreement or of the terms or conditions thereof. In the event the Escrow Agent shall be uncertain as to any duties or responsibilities hereunder or shall receive instructions from any of the parties hereto with respect to the Escrowed Funds which in its belief are in conflict with any of the provisions of this Agreement, it shall be entitled to refrain from taking any action until it shall be directed to do so in writing by order of a court of competent jurisdiction (the time for all appeals therefrom having expired) in proceedings which the Escrow Agent or any other party hereto shall be entitled to commence. The Escrow Agent may act upon any instrument or other writing (including wire transfer instructions) believed in good faith to be genuine and to be signed and presented by the proper person or persons and may assume that any person purporting to give notice, instruction, consent or request or acknowledge receipt in connection with the provisions hereof has been duly authorized to do so and that the same is properly made or given. The Escrow Agent may rely upon any order, judgment, certification, demand or other writing delivered to it without being required to determine the propriety or validity of the service thereof or the jurisdiction of any court.

     6.3 Liability. The Escrow Agent undertakes to perform such duties as are expressly set forth herein and no additional duties or obligations shall be implied hereunder. The duties of the Escrow Agent are purely ministerial in nature and shall not be construed as fiduciary and the Escrow Agent will not be liable for any error in judgment, or for any mistake of fact or law, or for any act done or step taken or omitted by it in good faith, or for anything which it may do or refrain from doing in connection herewith, except for willful misconduct or gross negligence. Accordingly, and without limiting the foregoing, the Escrow Agent shall not incur any such liability with respect to (a) any action taken or omitted under this Agreement, except for willful misconduct or gross negligence, or (b) any action taken or omitted in reliance upon any instrument, including any written notice or instruction provided for herein, not only as to its due execution by an authorized person and as to the validity and effectiveness of such instrument, and also as to the truth and accuracy of any information contained therein. In no event will the Escrow Agent be liable for indirect, punitive, special or consequential damages.

     6.4 Disputes. In the event of a dispute between any of the parties hereto sufficient in the discretion of the Escrow Agent to justify its doing so, the Escrow Agent shall be entitled to tender the Escrowed Funds into the registry or custody of any court of competent jurisdiction, to initiate such legal proceedings as it deems appropriate, and pursuant thereto, to be discharged from all further duties and liabilities under this Agreement with respect to the Escrowed Funds so tendered. Any such legal action may be brought in any such court as the Escrow Agent shall determine to have jurisdiction with respect to such matter. The filing of any such legal proceedings shall not deprive the Escrow Agent of its rights to indemnification hereunder.

     6.5 Attachment. In the event all or any part of the Escrowed Funds shall be attached, garnished or levied upon pursuant to any court order, or the delivery thereof shall be stayed or enjoined by a court order, or any other order, judgment or decree shall be made or entered by any court affecting the Escrowed Funds or any part hereof or any act of the Escrow Agent, the Escrow Agent is authorized to obey and comply with all writs, orders, judgments or decrees so entered or issued by any such court, without the necessity of inquiring whether such court has jurisdiction; and if the Escrow Agent obeys or complies with any such writ, order, or decree, it shall not be liable to the parties hereto or any other person by reason of such compliance.

     6.6 Legal Action. The Escrow Agent shall have no duty to incur any out-of-pocket expenses or to take any legal or other action in connection with this Agreement or towards its enforcement, or to appear in, prosecute or defend any action or legal proceeding that would result in or might require it to incur any cost, expense, loss, or liability, unless and until it shall be indemnified with respect thereto in accordance with Section 6.7 of this Agreement.

     6.7 Indemnification. The Purchasers and SRC jointly and severally hereby agree to indemnify and hold harmless the Escrow Agent (and its officers, directors, employees and agents) against any and all cost, loss, damage, disbursement, liability, and expense, including reasonable attorneys' fees, which may be imposed upon or incurred by the Escrow Agent hereunder, or in connection with the performance of its duties hereunder, including any litigation arising out of this Agreement, or involving the subject matter hereof.

     6.8 Resignation. The Escrow Agent, and the Escrow Agent's successors hereinafter appointed, may at any time resign by giving notice in writing to the Purchasers and SRC and shall be discharged of all duties hereunder upon the appointment of a successor escrow agent which shall be appointed by mutual agreement of the SRC and the unanimous consent of the Purchasers. If the parties are unable to agree on a successor escrow agent within 10 days after such notice, any of such parties may petition a court of competent jurisdiction to appoint one. From the date upon which the Escrow Agent sends notice of any resignation until the acceptance by a successor escrow agent appointed as provided herein, the Escrow Agent's sole obligation hereunder shall be to hold the Escrowed Funds delivered to it in accordance with this Agreement.

   7. Modification or Amendment. No modification or amendment of any provision of this Agreement shall be effective unless made in a written instrument, duly executed by the party to be bound thereby, which refers specifically to this Agreement and states that an amendment or modification is being made in the respects set forth in such instrument.

   8. Notices. Any and all notices or other communications or deliveries required or permitted to be given or made pursuant to any provisions of this Agreement shall be deemed to have been duly given or made for all purposes if
(i) hand delivered, (ii) sent by a nationally recognized overnight courier or
(iii) sent by telephone facsimile transmission (with prompt oral confirmation of receipt) as follows:

   If the Escrow Agent:     Lewis J. Geffen, Esquire
                            Mintz, Levin, Cohn, Ferris, Glovsky and Popeo,
                            P.C.
                            One Financial Center
                            Boston, MA 02111
                            Phone: (617) 542-6000
                            Fax: (617) 542-2241

   If to the Purchasers:    To the addresses set forth opposite each
                            Purchaser's name on Exhibit A

   If to SRC:               Sight Resource Corporation
                            100 Jeffrey Avenue
                            Holliston, MA 01746
                            Attn: President
                            Phone: (508) 429-6916
                            Fax: (508) 429-6203

  With a copy to:           Lewis J. Geffen, Esquire
                            Mintz, Levin, Cohn, Ferris, Glovsky and Popeo,
                            P.C.
                            One Financial Center
                            Boston, MA 02111
                            Phone: (617) 542-6000
                            Fax: (617) 542-2241

or at such other address as any party may specify by notice given to the other party in accordance with this Section 8. The date of giving of any such notice shall be the date of hand delivery, the date sent by telephone facsimile, and the day after delivery to an overnight courier service.

   9. Counterparts. This Agreement may be executed by one or more counterparts, each of which independently shall be deemed to be an original and all taken together shall constitute one instrument.

   10. Waivers and Consents. The terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by written document executed by the party or parties entitled to the benefits of such terms or provisions. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

   11. Assignment. The rights and obligations under this Agreement may not be assigned by the parties hereto without the prior written consent of the other parties.

   12. Governing Law. This Agreement shall be exclusively governed by and construed in accordance with the domestic laws of the Commonwealth of Massachusetts without giving effect to any choice of law or conflict of law provision or rule (whether of the Commonwealth of Massachusetts or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the Commonwealth of Massachusetts.

   13. Severability. In the event that any word, phrase, clause, sentence, or other provision of this Agreement shall violate or be deemed unenforceable under any applicable statute, ordinance, or rule of law in the jurisdiction which governs this Agreement, such provisions shall be ineffective to the extent of such violation without invalidating any other provision hereof.

   14. Entire Agreement. This Agreement and the documents referred to herein shall constitute the complete and entire agreement between the parties hereto with respect to the subject matter hereof and shall supersede all previous oral, written or implied negotiations and commitments and any other writing with respect to such subject matter.

   15. Force Majeure. The Escrow Agent shall not be responsible for delays or failures in performance resulting from acts beyond its control. Such acts shall include but not be limited to acts of God, strikes, lockouts, riots, acts of war, epidemics, governmental regulations imposed after the fact, fire, earthquakes or other disasters.

   IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day first written above.

                                           SIGHT RESOURCE CORPORATION

                                                  /s/ Carene Kunkler
                                           By:
                                              ---------------------------------
                                                    Carene Kunkler
                                                   President and CEO

                                           MINTZ, LEVIN, COHN, FERRIS, GLOVSKY
                                           AND POPEO, P.C.

                                                   /s/ Lewis Geffen
                                           By:
                                              ---------------------------------
                                                     Lewis Geffen
                                                        Member

                                           PURCHASERS

                                                  /s/ William LaWarre
                                           ------------------------------------
                                                    William LaWarre

                                                 /s/ Donald D. Butler
                                           ------------------------------------
                                                   Donald D. Butler

                                                 /s/ Delores K. Butler
                                           ------------------------------------
                                                   Dolores K. Butler

                                           CELERITY VENTURES LLC

                                                    /s/ Geoff Stein
                                           By:
                                              ---------------------------------
                                                      Geoff Stein
                                                   Managing Director

                                           GLT CO LLC

                                                   /s/ Gary Tillman
                                           By:
                                              ---------------------------------
                                                     Gary Tillman
                                                        Member

                                             EXCALIBUR INVESTMENTS B.V.

                                               /s/ E. Jongsma & D.R.J. Looij
                                             By:
                                                -------------------------------
                                                     Intra Beheer B.V.
                                                     Managing Director

                                             EURO VENTURES EQUITY HOLDINGS
                                             B.V.

                                               /s/ E. Jongsma & D.R.J. Looij
                                             By:
                                                -------------------------------
                                                     Intra Beheer B.V.
                                                     Managing Director

                                             LA SESTA

                                                     /s/ Marco Brustio
                                             By:
                                                -------------------------------
                                                       Marco Brustio
                                                         President

                                             THE CADLE HOLDING COMPANY

                                                    /s/ Daniel C. Cadle
                                             By:
                                                -------------------------------
                                                      Daniel C. Cadle
                                                         President

                             EXHIBIT A--PURCHASERS

      Name                  Address          Number of Shares Amount of Deposit
      ----                  -------          ---------------- -----------------
La Sesta S.A.      Siege Social 26 Boulevard
                   Royal L-2449
                   LUXEMBOURG

GLT CO LLC         c/o Tom Burke
                   P.O. Box 45
                   1114 Grandview Rd.
                   Glendale, WV 26038

Celerity Ventures  44 Hillcrest Parkway
 LLC               Winchester, MA 01890

William LaWarre    20 Garden Place
                   Cincinnati, Ohio 45208

Donald D. Butler   7 Spring Knoll Drive
                   Cincinnati, Ohio 45227

Dolores K. Butler  7 Spring Knoll Drive
                   Cincinnati, Ohio 45227

The Cadle Holding  100 North Center Street
 Company
                   Newton Falls, OH 44444

Euro Ventures Eq-  Leidseplein 98,
uity               1017 PP Amsterdam
Holdings B.V.      Postbus 782
                   1000 AT
                   Amsterdam

Excalibur Invest-  Leidseplein 98,
 ments B.V.        1017 PP Amsterdam
                   Postbus 782
                   1000 AT
                   Amsterdam

                   TOTAL:


                                       1